BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated August 6, 2014

to Statement of Additional Information dated April 30, 2014

Effective July 21, 2014, Kristine Treglia is the Acting Chief Compliance Officer of Baron Select Funds.

Effective July 21, 2014, the Statement of Additional Information of the Baron Funds® (the “Funds”) is modified as follows:

On page 17 of the Statement of Additional Information, Gretta J. Heaney and her accompanying information is deleted from the Additional Officers of the Funds section of the following table and replaced with Ms. Treglia’s information as follows:

Name, Address & Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trustee/ Directorships During Past 5 Years
Kristine Treglia 767 Fifth Avenue New York, NY 10153 Age: 36	Vice President and Acting Chief Compliance Officer	<1 year (appointed 7/2014)	Acting Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd; Vice President: the Firm*; Associate General Counsel: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd.	N/A	None

This information supplements the Statement of Additional Information dated April 30, 2014. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.